Exhibit 10.11

AMENDMENT TO CONVERTIBLE DEBENTURES

This AMENDMENT TO CONVERTIBLE DEBENTURES (this “Amendment”) by and among, VAST EXPLORATION, LLC, a Texas limited liability company (the “Holder”), whose address is 10119 W. Lariat Lane, Peoria, AZ 85383; and JAYHAWK ENERGY, INC., a Colorado corporation (the “Company”), whose address is 611 E. Sherman Avenue, Coeur d’Alene, Idaho 83814.

RECITALS:

WHEREAS, the Vast Exploration, LLC is the Holder of certain 10% Senior Secured Convertible Debentures (the “Convertible Debentures”) of various dates issued by the Company and described in further detail below.

WHEREAS, the Holder and the Company have agreed to amend those certain Convertible Debentures as of the date of this Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Holder and the Company agree as follows:

1.

Section 4(b) “Conversion Price” located in each of the Convertible Debentures described in Paragraph 1(a)(i-iv) below and in further detail on Exhibit A shall be amended to $.01 per share for the entire amount of principal balances outstanding, as of the date of this Amendent, on the Convertible Debentures:

a.

List of Amended Convertible Debentures. Each of the following Convertible Debentures were issued in a series of offerings to Alpha Capital Anstalt, Ellis International Ltd., Lane Ventures, Inc., and Momona Capital. In total there are sixteen (16) Convertible Debentures being amended by this Amendment and described in further detail on Exhibit A attached hereto. For the avoidance of doubt it is the parties’ intent to amend all sixteen (16) Convertible Debentures in the manner described above in Paragraph 1:

i.

“10% Senior Secured Convertible Debenture Due December 11, 2009”

ii.

“10% Senior Secured Convertible Debenture Due December 14, 2009”

iii.

“10% Senior Secured Convertible Debenture Due December 14, 2011”

iv.

“10% Senior Secured Convertible Debenture Due October 18, 2012”

2.

Section 5(b) “Subsequent Equity Sales” located in each of the Convertible Debentures, any reference to the “Base Conversion Price” and “Dilutive Issuance” (as set forth in the Convertible Debentures) and any other provision that triggers derivative accounting principles under Generally Accepted Accounting Practices (collectively the “Derivative Provisions”) in any Convertible Debenture documentation, including, without limitation all corresponding Securities Purchase Agreements are hereby deleted in their entirety.

3.

No other provisions of the Convertible Debentures, as they exist as of the date of this Amendment, are being amended.

THIS AMENDMENT IS EFFECTIVE as of the 30th day of April, 2015.

For and on behalf of:

HOLDER – VAST EXPLORATION, LLC
/s/ Scott Mahoney
Signature:
Name: Scott Mahoney
Title: Managing Member

For and on behalf of:

JAYHAWK ENERGY, INC.
/s/ Kelly Stopher
Signature:
Name: Kelly Stopher
Title: Interim President & CEO

EXHIBIT A

1.

“10% Senior Secured Convertible Debenture Due December 11, 2011” issued to Alpha Capital Anstalt on 12/11/09 with an original face value of $159,250

2.

 “10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Alpha Capital Anstalt on 12/30/09 with an original face value of $315,747

3.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Alpha Capital Anstalt on 04/21/10 with an original face value of $415,747

4.

“10% Senior Secured Convertible Debenture Due October 18, 2012” issued to Alpha Capital Anstalt on 10/18/10 with an original face value of $200,000

5.

“10% Senior Secured Convertible Debenture Due December 11, 2011” issued to Ellis International Ltd on 12/11/09 with an original face value of $33,333

6.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Ellis International Ltd on 12/30/09 with an original face value of $66,670

7.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Ellis International Ltd on 4/22/10 with an original face value of $134,170

8.

“10% Senior Secured Convertible Debenture Due October 18, 2012” issued to Ellis International Ltd on 10/18/10 with an original face value of $75,000

9.

“10% Senior Secured Convertible Debenture Due December 11, 2011” issued to Momona Capital on 12/11/09 with an original face value of $16,667

10.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Momona Capital on 12/30/09 with an original face value of $33,333

11.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Momona Capital on 04/22/10 with an original face value of $33,333

12.

“10% Senior Secured Convertible Debenture Due October 18, 2012” issued to Momona Capital on 10/18/10 with an original face value of $30,000

13.

“10% Senior Secured Convertible Debenture Due December 11, 2011” issued to Lane Ventures, Inc. on 12/11/09 with an original face value of $8,250

14.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Lane Ventures, Inc. on 12/30/09 with an original face value of $16,750

15.

“10% Senior Secured Convertible Debenture Due December 14, 2011” issued to Lane Ventures, Inc. on 04/22/10 with an original face value of $16,750

16.

“10% Senior Secured Convertible Debenture Due October 18, 2012” issued to Lane Ventures, Inc. on 10/18/10 with an original face value of $20,000